                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported) January 11, 2006
                                 (December 20,2005)

                           Newcastle Investment Corp.
          -----------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Maryland                              001-31458                      81-0559116
------------------------------------          ----------------           ----------------------------
  (State or other jurisdiction of         (Commission File Number)              (IRS Employer
          incorporation)                                                     Identification No.)

  1345 Avenue of the Americas, 23rd Floor, New York, NY           10105
  -----------------------------------------------------           -----
        (Address of Principal Executive Offices)                (Zip Code)

        Registrant's telephone number, including area code (212) 798-6100
                                                           --------------

                                   Not Applicable
          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 2.03  CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
           OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

      On December 20, 2005, Newcastle Investment Corp. ("Newcastle") issued $525.0 million face amount of collateralized debt obligations in its eighth CBO financing, which it refers to as CBO VIII, through two of its consolidated subsidiaries, Newcastle CDO VII, Limited and Newcastle CDO VII Corp.

      $442.8 million face amount of senior investment grade rated bonds were sold to third parties and Newcastle retained the Class IV-FL bonds and has obtained $17.0 million of short-term financing on such bonds. In addition, Newcastle has retained the subordinate non-investment grade bonds and the preferred shares. CBO VIII has an expected weighted average life of 8.93 years. The table below sets forth further information with respect to the structure of CBO VIII (dollars in thousands).


                                          MOODY'S / S&P                                           EXPECTED MATURITY
                           CLASS             RATINGS          FACE AMOUNT           COUPON               (1)
                           -----          -------------       -----------           ------        -----------------
Senior
    Bonds:           I-A                AAA/AAA/Aaa                 $336,000    LIBOR + 0.28%     December 2015
                     I-B                AAA/AAA/Aa1                   21,800    LIBOR + 0.38%     December 2015
                     II                 AA/AA/Aa2                     53,000    LIBOR + 0.50%     December 2015
                     III                A/A/A3                        26,000    LIBOR + 0.95%     December 2015
                     IV-FL              BBB/BBB/Baa3                  20,000    LIBOR + 2.25%     December 2015
                     IV-FX              BBB/BBB/Baa3                   6,000        7.173%        December 2015
                                                                    --------
Total                                                               $462,800
                                                                    ========

Subordinate
    Bonds            V                  BB/BB/NR                     $16,000        7.416%        December 2015
Preferred            Preferred
Shares               Shares             NR                            46,200         N/A          N/A
                                                                     -------
Total                                                                $62,200
                                                                     =======

----------

(1) Reflects expected maturities. Contractual maturities are December 2050.

      The total face amount of the underlying collateral is expected to be $525 million and consist of approximately 67% commercial mortgage backed securities, approximately 16% senior unsecured debt of real estate investment trusts and approximately 17% real estate related asset backed securities. The portfolio is expected to have a weighted average credit rating of BBB-.

      Newcastle has an approximately $45 million retained equity interest in the portfolio.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               Newcastle Investment Corp.
                                               (Registrant)


Date:  January 11, 2006                        By:   /s/ Randal A. Nardone
                                                  ------------------------------
                                                    Name:  Randal A. Nardone
                                                    Title:    Secretary